Exhibit 10.7

HOLDING ESCROW AGREEMENT

THIS HOLDING ESCROW AGREEMENT (“Agreement”) is entered into effective on December 10, 2020 by and between Can B Corp., a Florida corporation (the “Borrower”), ________________ (collectively, the “Lender”), and Hollywood Escrow, Inc., as Escrow Holder (“Escrow Holder”). The Borrower and Lender are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into that certain Securities Purchase Agreement dated December 10, 2020 (the “Purchase Agreement”); and

WHEREAS, the Parties request that Escrow Holder holds certain monies as a neutral third party pursuant to the Purchase Agreement, as further detailed herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows:

GENERAL TERMS AND CONDITIONS

1. HOLDING ESCROW PURPOSE: The general purpose of this escrow is to hold and safeguard (i) a $197,000.00 deposit (the “PPP Deposit”) to be deposited by Lender, and (ii) a $25,000.00 deposit (the “EID Deposit” and, collectively with the PPP Deposit, the “Deposits”) to be deposited by Lender, until such time as the Deposits shall be either (A) used to repay the SBA Loans (defined below), or (B) released to Borrower, all in accordance with the terms hereof.

2. ESCROW HOLDER’S FUNCTION: Escrow Holder’s sole task is to safeguard Deposits and to disburse the same as hereinafter set forth. The Deposits will not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto and will be used solely for the purposes and subject to the conditions set forth herein.

3. INTERPRETATION AND LEGALITY OF UNDERLYING AGREEMENT: The Parties acknowledge that Escrow Holder has not and shall not be involved with the interpretation, drafting, or reviewing of the Purchase Agreement between the Parties that is the subject of this escrow. Escrow Holder’s sole concern and purpose shall be to hold and safeguard the Deposits on behalf of the Parties and to disburse the same as herein set forth. Furthermore, the Parties confirm to Escrow Holder that the underlying subject matter and basic purpose of the holding escrow is legal, and does not violate any applicable state or federal law.

4. DISBURSEMENT PROCEDURES:

a. The Borrower has received that certain Paycheck Protection Program loan (the “PPP Loan”) for which an application for forgiveness has been submitted to the U.S. Small Business Administration (the “SBA”). Within one (1) business day of receipt of joint written instruction signed by both the Borrower and the Lender stating that a forgiveness determination with respect to all or a portion of the PPP Loan had by made by the SBA, and specifying the amount, if any, of payment to be made to the SBA, Escrow Holder shall make payment to the SBA in accordance with such written instructions. To the extent there are any Deposits remaining after Escrow Holder has made the foregoing payment or if no such payment is due, Escrow Holder shall within one (1) business day of receipt of joint written instructions of the Borrower and the Lender pay such remaining funds (or the entire Deposit amount (less any amount set forth in b below) to Borrower pursuant to this Agreement.

b. The Borrower has received that certain Economic Injury Disaster loan (the “EID Loan” and, together with the PPP Loan, the “SBA Loans”) which it intends to pay with monies received pursuant to the Purchase Agreement on the date hereof. Within one (1) business day of receipt of joint written instruction signed by both the Borrower and the Lender stating that the SBA confirmed receipt of payment with respect to all or a portion of the EIDL Loan had by made by the SBA, and specifying the amount, if any, of any additional payment to be made to the SBA pursuant to the EIDL Loan, Escrow Holder shall make payment to the SBA in accordance with such written instructions. To the extent there are any Deposits remaining after Escrow Holder has made the foregoing payment or if no such payment is due, Escrow Holder shall within one (1) business day of receipt of joint written instructions of the Borrower and the Lender pay such remaining funds (or the entire Deposit amount (less any amount set forth in a below) to Borrower pursuant to this Agreement.

5. DISBURSEMENT INFORMATION. The Parties represent and warrant to Escrow Holder that the disbursement information provided to Escrow Holder is complete, accurate in all respects, and is not subject to qualification.

6. DISBURSEMENT REQUESTS: The Parties acknowledge that certain conditions must be met before Escrow Holder can make disbursements. Such conditions include receipt of executed disbursement instructions from the both Parties acceptable to Escrow Holder (“Disbursement Instructions”). Absent written agreement to the contrary, Escrow Holder will make disbursements within twenty-four (24) hours from receipt of acceptable Disbursement Instructions from the Parties.

7. DUTY OF ESCROW HOLDER: Escrow Holder’s duties hereunder shall be limited to the safekeeping of the Deposits received by Escrow Holder and for the disposition and/or disbursement of same in accordance with the written instructions acceptable by Escrow Holder. Escrow Holder shall not be liable for any damages, losses, costs or expenses incurred by any Party in the handling and processing of this Escrow as a result of any act or failure to act made or omitted in good faith or for any action taken that Escrow Holder shall in good faith believe to be genuine. Escrow Holder may consult with legal counsel during the course of this Escrow.

8. WRITTEN INSTRUCTIONS REQUIRED: The Parties acknowledge and agree that Escrow Holder requires written and executed instructions to disburse the Deposits as provided herein. Pursuant to California Civil Code Section 1624, no supplement or amendment to this Agreement shall be effective unless given in writing by the Parties affected thereby. Escrow Holder may, at its sole discretion, rely on written instructions made outside of escrow.

9. VERIFICATION OF IDENTITY: Escrow Holder shall not be responsible or liable in any manner for the sufficiency or correctness as to from, manner of execution or validity of any document(s) deposited with Escrow Holder, nor as to the identity, authority or rights of any person executing the same, or for verifying signatures, or determining whether there is a false impersonation, forgery, fraud, or the scope of any agents’ authority either as to documents of record or those handled in this escrow. If the Parties desire that Escrow Holder verify any signature(s) on instructions, checks, documents or other items received by Escrow Holder, separate written Escrow Instructions must be entered into and expressly approved by Escrow Holder that specifically evidences Escrow Holder’s agreement to undertake such responsibility upon the payment of an additional fee. Escrow Holder shall not be liable or responsible for any loss that may occur because of forgeries, fraud or false representations made or involving the Parties to this Agreement, any third parties, the Parties’ agent(s) or broker(s) or any other person or entity.

10. ELECTRONIC SIGNATURE ACKNOWLEDGEMENT: Lender and/or Borrower hereby agree to allow Escrow Holder to rely on Electronic Signatures (as defined below) as if they are original signatures. Lender and Borrower further acknowledge that original signatures are required for recordings by the County Recorder. By signing below, the Parties to this Agreement hereby consent to the use of electronically executed documents for the purposes of expediting this transaction and HOLLYWOOD ESCROW, INC. shall be held free and harmless from· any liability and/or removability that may arise now or in the future with regard to authenticating or verifying the actual signature of either Party to this transaction.

11. WIRE FRAUD ADVISORY: Due to the increase of wire fraud and cyber theft, Escrow Holder does not send account information by the internet. Escrow Holder’s trust account is with City National Bank. Escrow Holder NEVER sends account information by the internet. The Parties should notify Escrow Holder immediately if they receive an email purporting to come from Escrow Holder that contains an account number so that Escrow Holder may contact the proper authorities and report the incident. The Parties are instructed to never rely on electronic wire instructions received and to verify and confirm all bank account information, whether incoming or outgoing, with Escrow Holder.

12. ESCROW FEES: Escrow Holder shall receive, as compensation for services a fee in the amount of $1,500.00 (the “Basic Fee”). Escrow Fees shall be paid by Borrower. This fee shall be earned when received. Additionally, the following fees shall apply (if applicable): (i) $25 for each incoming and each outgoing wire; (ii) $15 for each check request; and (iii) all out of pocket costs including messenger and overnight fees.

13. WARRANTY OF UNDERLYING LEGALITY: The Parties represent and warrant to Escrow Holder that the underlying subject matter of this Agreement is legal in all respects and complies with applicable state and federal laws. Escrow Holder shall conclusively rely on such representation from the Parties without further inquiring or requesting documentation from the Parties.

14. CORPORATE GOOD STANDING: In the event that a Party to this escrow is a corporation, such Party represents and warrants to Escrow Holder that: (a) it has all required authority to act on behalf of the corporation (b) it is acting within the scope of its authority, and (c) the corporation is in good standing. Each person executing this Agreement represents and warrants that he or she has full power and authority to do so and that no other authorizations or approvals of any kind are necessary.

15. COVENANT. Each Party agrees to cooperate with Escrow Holder including providing such documents and forms as may be reasonably requested by Escrow Holder from time to time to affect the transactions contemplated by this Agreement.

16. CONFLICTING INSTRUCTIONS & DISPUTES. Should any dispute arise in connection with this Agreement including, but not limited to, conflicting instructions, Escrow Holder may withhold disbursements until the dispute is resolved by legal process or an agreement acceptable to Escrow Holder is reached. If resolution cannot be obtained, Escrow Holder may, upon at least fourteen (14) days prior written notice to the Parties, interplead the Deposits with the court at which time Escrow Holder shall be fully discharged and relieved from all liability in connection with such funds and shall be entitled to recover its costs and attorneys’ fees in connection therewith.

17. ESCROW HOLDER’S OBLIGATIONS. The obligations of Escrow Holder are limited solely to safeguarding and disbursing Deposits as provided herein.

18. LIMITATION ON LIABILITY. Under no circumstances (other than fraud, willful misconduct or gross negligence by Escrow Holder) shall Escrow Holder incur any liability in connection with this Agreement in excess of the amount of the Basic Fee set forth in this Agreement. This section is of key importance to Escrow Holder and Escrow Holder would not enter into this Agreement in the absence of this section. This section shall survive termination of this Agreement.

19. INDEMNITY. The Parties agree to indemnify, defend and hold Escrow Holder harmless from and against all claims, actions, suits, judgments, awards, liabilities, damages, costs, expenses and attorneys’ fees (collectively, “Claims”), in connection with or allegedly in connection with this Agreement and/or the escrow except to the extent a court determines that Escrow Holder’s fraud, gross negligence or willful misconduct contributed to any loss to either Party. This section shall survive any termination of this Agreement.

20. MAINTENANCE OF RECORDS. Escrow Holder shall keep accurate records as to (a) documents deposited in the escrow; and (b) documents disbursed from the escrow. As required by California law, original documents shall remain at Escrow Holder’s office and, upon reasonable notice, shall be available for inspection by either Party.

21. ATTORNEYS’ FEES. In any action regarding this Agreement or the escrow, all attorneys’ fees incurred by Escrow Holder in connection with this Agreement, whether or not an action is filed, may at Escrow Holder’s choice be immediately reimbursed from the funds in escrow, if any.

22. RIGHT TO INTERPLEADER: At Escrow Holder’s sole discretion, in the event of a dispute between the Parties, or as otherwise deemed necessary by the Escrow Holder, Escrow Holder has the unequivocal right to interplead the Escrow Documents with the court of appropriate jurisdiction and obtain all applicable interpleader legal fees from the funds held herewith, if any.

23. INTERPRETATION. This Agreement shall be interpreted and construed in accordance with California law without reference to conflicts of law doctrines.

24. NOTICE: Escrow Holder shall only communicate with the Parties to the escrow unless otherwise authorized. Escrow Holder is authorized to communicate with the following persons based on the following contact information:

If to Borrower:

Can B Corp.
c/o Stanley L. Teeple
960 South Broadway, Suite 120
Hicksville, NY 11801
Email: stan@canbiola.com

If to Lender:

All notices, communications and deliveries under this Agreement, except for communications from the Parties setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of funds, including but not limited to funds transfer instructions, will be made in writing signed by or on behalf of the party making the same, and will be delivered (a) by email in portable document format (pdf.) (read receipt requested), (b) by overnight courier or (c) by prepaid registered mail, return receipt requested, in each case to the appropriate email or mailing addresses set forth herein (or to such other address as a party may designate by notice to the other parties). Notices shall be deemed to be duly given upon receipt. For purposes of this Agreement, “business day” shall mean any day other than a Saturday, Sunday or any other day on which Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed. Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to each other party.

25. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event any provision or term hereof is deemed to have exceeded applicable legal authority or shall be in conflict with applicable legal limitations, such provision shall be reformed and rewritten as necessary to achieve consistency and compliance with such applicable law.

26. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Agreement may be transmitted by portable document format (pdf.), and such portable document format (pdf.) will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

27. RELIANCE ON COPIES. The Parties specifically authorize Escrow Holder to accept and rely on Copies (as defined below) and Electronic Signatures (as defined below) as originals, to open escrow and for other purposes of this Agreement. “Copies” means a copy by any means including photocopy, facsimile and electronic. “Electronic Signatures” means an electronic signature or Copy of a signature complying with California law. The Parties and Escrow Holder agree that electronic means will not be used by either Party to modify or alter the content or integrity of this Agreement without the knowledge and consent of the other Party.

28. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Parties to this Agreement and their respective successors and assigns.

29. NO LEGAL ADVICE. Escrow Holder does not provide any legal or tax advice regarding this Agreement and advises the Parties to consult their own legal or tax representative.

30. DISCLOSURE OF POSSIBLE BENEFITS TO ESCROW HOLDER. As a result of Escrow Holder maintaining its general escrow accounts, special accounts and trust accounts with the depositories, Escrow Holder may receive certain financial benefits such as an array of bank services, accommodations, interest income, loans or other business transactions from the depositories.

31. Waiver and Amendment. The provisions of this Agreement may be altered, amended, modified, revoked or supplemented, in whole or in part, only by a writing signed by Escrow Holder and the Parties. Except as otherwise provided in this Agreement, any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

32. No Third Party Beneficiaries. A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement. Nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of this Agreement or any funds escrowed hereunder.

IN WITNESS WHEREOF, the Parties have executed, and Escrow Holder has accepted, these Escrow Instructions as of the date of this Agreement.

BORROWER:		Lender:

Can B Corp.

By:		By:
Name:	Marco Alfonsi	Name:
Title:	CEO	Title:

ESCROW HOLDER:

Hollywood Escrow, Inc.

By:
Name:
Title: